Exhibit 99.6

FriendFinder Networks Inc.

Interactive Network, Inc.

LETTER OF TRANSMITTAL
FOR THE
OFFER TO EXCHANGE

up to $250,849,125 aggregate principal amount

of our 11.5% Convertible Non-Cash Pay Secured Notes Due 2014

and the guarantees thereof

that have been registered under the Securities Act of 1933
for

a like amount of our outstanding, unregistered
11.5% Convertible Non-Cash Pay Secured Notes Due 2014
and the guarantees thereof

The exchange offer will expire at 5:00 p.m., New York City time, on [     ], 2011 unless the exchange offer is extended by, and in the sole discretion of, FriendFinder Networks Inc. (“FFN") and Interactive Network, Inc. ("INI"), in which case the term “Exchange Date” shall mean the latest date and time to which the exchange offer is extended.

Tenders of Old Non-Cash Pay Notes (as defined below) may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Exchange Date.

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery
(651) 495 -8158 Attn: Specialized Finance (FFN and INI Exchange Offers)	U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Specialized Finance (800) 934-6802	U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue 1st Floor - Bond Drop Window St. Paul, Minnesota 55107 (800) 934-6802

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he, she or it has received the prospectus dated [     ], 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”) and this letter of transmittal and the instructions hereto, which together constitute FFN's and INI’s offer to exchange (i) up to $250,849,125 aggregate principal amount of FFN's and INI's registered 11.5% Convertible Non-Cash Pay Secured Notes Due 2014, (the “New Non-Cash Pay Notes”) for a like amount of FFN's and INI's outstanding, unregistered 11.5% Convertible Non-Cash Pay Secured Notes Due 2014 (the “Old Non-Cash Pay Notes”). The Old Non-Cash Pay Notes have CUSIP number 45841AAC9.

Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

This letter of transmittal is to be used if (1) certificates representing Old Non-Cash Pay Notes are to be physically delivered to the exchange agent by Holders (as defined below) or (2) tender of the Old Non-Cash Pay Notes is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offers – Guaranteed Delivery Procedures.” Delivery of this letter of transmittal and all other required documents must be made to the exchange agent.

Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to the exchange agent.

The term “Holder” as used herein means any person in whose name Old Non-Cash Pay Notes are registered on the books of FFN and INI or any other person who has obtained a properly completed bond power from the registered holder.

Any Holder of Old Non-Cash Pay Notes who wishes to tender his, her or its Old Non-Cash Pay Notes must, prior to the Exchange Date, either: (a) complete, sign and deliver this letter of transmittal, or a facsimile thereof, to the exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its Old Non-Cash Pay Notes, or (b) if a tender of Old Non-Cash Pay Notes is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, confirm such book-entry transfer, including the delivery of an "agent’s message" (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the instructions to this letter of transmittal.

Holders of Old Non-Cash Pay Notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this letter of transmittal to be delivered to the exchange agent on or prior to the Exchange Date must tender their Old Non-Cash Pay Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offers – Guaranteed Delivery Procedures.” (See Instruction 2.)

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of the Old Non-Cash Pay Notes validly tendered and not withdrawn and the issuance of the New Non-Cash Pay Notes will be made as soon as practicable following the Exchange Date. For the purposes of the exchange offer, FFN and INI shall be deemed to have accepted for exchange validly tendered Old Non-Cash Pay Notes when, as and if FFN and INI have given oral or written notice thereof to the exchange agent and has complied with the applicable provisions in the Indenture governing the Old Non-Cash Pay Notes.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Please read this entire letter of transmittal and the Prospectus carefully before checking any box below. The instructions included in this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent. (See Instruction 11.)

Holders who wish to accept the exchange offer and tender their Old Non-Cash Pay Notes must complete this letter of transmittal in its entirety and comply with all of its terms.

Interest on the New Non-Cash Pay Notes will accrue from the last interest payment date on which interest was paid on the Old Non-Cash Pay Notes or if no interest has been paid on such outstanding Note, from the date of its original issue. Holders whose Old Non-Cash Pay Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Non-Cash Pay Notes.

Please indicate below the total principal amount of, and certificate number(s) for, the Old Non-Cash Pay Notes to be tendered. The minimum permitted tender is $1,000 in principal amount. All excess tenders must be in integral multiples of $1.00.

DESCRIPTION OF OLD NON-CASH PAY NOTES

Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Type of Security Tendered	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount tendered

Total principal amount of Old Non-Cash Pay Notes tendered: $

________

☐

Check here if tendered Old Non-Cash Pay Notes are being delivered by DTC to the exchange agent’s account at DTC and complete the following:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

Holders who wish to tender their Old Non-Cash Pay Notes and (i) whose Old Non-Cash Pay Notes are not immediately available, or (ii) who cannot deliver their Old Non-Cash Pay Notes, the letter of transmittal or any other required documents to the exchange agent prior to the Exchange Date, or cannot complete the procedure for book–entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offers — Guaranteed Delivery Procedures.”

☐

Check here if tendered Old Non-Cash Pay Notes are being delivered pursuant to a notice of guaranteed delivery previously delivered to the exchange agent, and complete the following:

Name(s) of holder(s) of Old Non-Cash Pay Notes:

Window ticket no. (if any):

Date of execution of notice of guaranteed delivery:

DTC book-entry account:

If delivered by book-entry transfer:

Name of tendering institution:

Transaction code no.:

Ladies and Gentlemen:

The undersigned hereby tenders to FFN and INI the principal amount of Old Non-Cash Pay Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Non-Cash Pay Notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, FFN and INI all right, title and interest in and to the Old Non-Cash Pay Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of FFN and INI and as trustee under the Indenture for the Old Non-Cash Pay Notes and the New Non-Cash Pay Notes) with respect to the tendered Old Non-Cash Pay Notes with full power of substitution to (i) deliver certificates for such Old Non-Cash Pay Notes to FFN and INI, or transfer ownership of such Old Non-Cash Pay Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to, or upon the order of, FFN and INI and (ii) present such Old Non-Cash Pay Notes for transfer on the books of FFN and INI and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Non-Cash Pay Notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he, she or it has full power and authority to tender, exchange, sell, assign and transfer the Old Non-Cash Pay Notes tendered hereby and to acquire the New Non-Cash Pay Notes issuable upon the exchange of the Old Non-Cash Pay Notes, and that FFN and INI will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by FFN and INI.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or FFN and INI to be necessary or desirable to complete the exchange, assignment and transfer of the Old Non-Cash Pay Notes tendered hereby or transfer of ownership of such Old Non-Cash Pay Notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that FFN and INI reserve the right not to accept tendered Old Non-Cash Pay Notes from any tendering Holder if in FFN's and INI’s reasonable judgment or their counsel’s judgment, that such acceptance might be unlawful or in violation of any applicable interpretation of the staff of the Securities and Exchange Commission. The undersigned also understands and acknowledges that FFN and INI reserve the right, as set forth in the Prospectus under “The Exchange Offers — Extensions, Delays in Acceptance, Termination or Amendment,” to terminate the exchange offer.

For purposes of the exchange offer, FFN and INI shall be deemed to have accepted validly tendered Old Non-Cash Pay Notes when, as and if FFN and INI have given oral or written notice thereof to the exchange agent. If any tendered Old Non-Cash Pay Notes are not accepted for exchange pursuant to the exchange offer for any reason, such unaccepted or non–exchanged Old Non-Cash Pay Notes will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book–entry transfer into the exchange agent’s account at the book–entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under “The Exchange Offers — Procedures for Tendering,” such non-exchanged Old Non-Cash Pay Notes will be credited to an account maintained with such book–entry transfer facility) as promptly as practicable after the expiration or termination of the exchange offer.

The undersigned understands that tenders of Old Non-Cash Pay Notes pursuant to the procedures described under “The Exchange Offers — Procedures for Tendering” in the Prospectus and in the

instructions hereto will constitute a binding agreement between the undersigned and FFN and INI upon the terms and subject to the conditions of the exchange offer. The undersigned also agrees that acceptance of any tendered Old Non-Cash Pay Notes by FFN and INI and the issuance of New Non-Cash Pay Notes in exchange therefor shall constitute performance in full by FFN and INI of their obligations under the exchange offer and that, upon the issuance of the New Non-Cash Pay Notes, FFN and INI will have no further obligations or liabilities under the Old Non-Cash Pay Notes or the exchange offer. Without limiting the foregoing, the undersigned agrees and understands that holders whose Old Non-Cash Pay Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Old Non-Cash Pay Notes.

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this letter of transmittal.

Unless otherwise indicated under “Special Issuance Instructions” or “Special Delivery Instructions” in this letter of transmittal (See Instruction 7), the New Non-Cash Pay Notes will be credited to the DTC account number specified on page 3. If you complete the information required under either “Special Issuance Instructions” or “Special Delivery Instructions,” the undersigned hereby understands and acknowledges that any Old Non-Cash Pay Notes tendered but not accepted in the exchange offer will be issued in the name(s) and delivered by book-entry transfer to the DTC account number(s)  so indicated. However, the undersigned understands and acknowledges that FFN and INI have no obligation pursuant to such “Special Issuance Instructions” or “Special Delivery Instructions” to transfer any Old Non-Cash Pay Notes from the name(s) of the registered holders thereof to the person indicated in such box, if FFN and INI do not accept any Old Non-Cash Pay Notes so tendered. The undersigned acknowledges and agrees that FFN, INI and the exchange agent may, in appropriate circumstances, defer effecting transfer of Old Non-Cash Pay Notes, and may retain such Old Non-Cash Pay Notes, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the exchange agent.

Holders who wish to tender the Old Non-Cash Pay Notes and (1) whose Old Non-Cash Pay Notes are not immediately available; (2) who cannot deliver their Old Non-Cash Pay Notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the Exchange Date; or (3) cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Non-Cash Pay Notes according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offers — Guaranteed Delivery Procedures.” (See Instruction 2.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE
GUARANTEED DELIVERY PROCEDURES.

(To be completed by all tendering Holders of Old Non-Cash Pay Notes regardless of whether
Old Non-Cash Pay Notes are being physically delivered herewith)

This letter of transmittal must be signed by the registered Holder(s) of Old Non-Cash Pay Notes exactly as its (their) name(s) appear(s) on certificate(s) of Old Non-Cash Pay Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on its security position listing as the owner of Old Non-Cash Pay Notes, or by the person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If the Old Non-Cash Pay Notes to which this letter of transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to FFN and INI of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered Holder(s) of the Old Non-Cash Pay Notes, then the registered Holder(s) must complete and sign a valid bond power. (See Instruction 6.)

Date:______________________________________________

Date:______________________________________________
Signature(s) of Holder(s) or Authorized Signatory

Name(s):___________________________________	Address:___________________________________________

__________________________________________________
(please print)	(including zip code)

Capacity(ies):_______________________________	Area code and telephone no.:_________________________

Employer Identification or Social Security Number(s):

PLEASE COMPLETE FORM W-9 OR THE APPROPRIATE VERSION OF FORM W-8 ATTACHED HERETO.

You should use Form W-9 if you are a United States person, namely, (i) a citizen or resident of the United States, (ii) a corporation or partnership (or limited liability company or other entity treated as a partnership for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any State thereof (including the District of Columbia), (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a United States person.

You should use a Form W-8 if you are an individual, corporation, partnership, estate or trust and you are not a United States person. There are multiple versions of Form W-8, including W-8BEN (for a foreign beneficial owner not required to use any of the other Forms W-8), Form W-8ECI (for a foreign beneficial owner whose income is effectively connected with the conduct of trade or business in the United States), W-8IMY (for a foreign intermediary, foreign flow-through entity or certain U.S. branches) and Form W-8EXP (for foreign governments and certain other foreign organizations). If you are not a United States person, you should use the version of Form W-8 applicable to you.

Copies of Form W-9, of the different versions of Form W-8 and of the instructions for the respective instructions thereto are attached.

[SIGNATURE GUARANTEE IS CONTAINED ON NEXT PAGE (SEE INSTRUCTION 1)]

SIGNATURE GUARANTEE
(See Instruction 1)
Certain signatures must be guaranteed by an Eligible Institution

(Name of Eligible Institution guaranteeing signatures)

(Address (including zip code) and telephone number (including area code) of firm)

(Authorized signatures)

(Printed Names)

(Titles)

(Date)

SPECIAL ISSUANCE
INSTRUCTIONS
(See Instruction 7)

To be completed ONLY if certificates for Old Non-Cash Pay Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the New Non-Cash Pay Notes issued pursuant to the exchange offer are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) on this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Old Non-Cash Pay Notes” within this letter of transmittal, or if Old Non-Cash Pay Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained at DTC other than the account indicated above.

Name:

(please print)

DTC Account #

(please print)

Address:

(please print)

(zip code)

Employer Identification or Social Security Number:

SPECIAL DELIVERY
INSTRUCTIONS
(See Instruction 7)

To be completed ONLY if certificates for Old Non-Cash Pay Notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the New Non-Cash Pay Notes issued pursuant to the exchange offer are to be sent to someone other than, the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box entitled “Description of Old Non-Cash Pay Notes” within this letter of transmittal, or to be credited to an account maintained at DTC, other than the account indicated above.

Name:

(please print)

DTC Account #

(please print)

Address:

(please print)

(zip code)

Employer Identification or Social Security Number:

INSTRUCTIONS

Forming part of the terms and conditions
of the exchange offer

1.

Guarantee of Signatures. Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, (an “Eligible Institution”) unless the Old Non-Cash Pay Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Non-Cash Pay Notes) who has not completed the box set forth herein entitled “Special Issuance Instructions” or “Special Delivery Instructions” of this letter of transmittal or (ii) for the account of an Eligible Institution.

2.

Delivery of this Letter of Transmittal and Old Non-Cash Pay Notes. Certificates for physically tendered Old Non-Cash Pay Notes (or a confirmation of a book-entry transfer to the exchange agent at DTC of all Old Non-Cash Pay Notes tendered electronically), as well as, in the case of physical delivery of Old Non-Cash Pay Notes, a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Exchange Date. The method of delivery of the tendered Old Non-Cash Pay Notes, this letter of transmittal and all other required documents, or book-entry transfer and transmission of an "agent’s message" (as defined below) by a DTC participant, to the exchange agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or Old Non-Cash Pay Notes should be sent to FFN, INI or DTC.

The exchange agent will make a request to establish an account with respect to the Old Non-Cash Pay Notes at DTC for purposes of the exchange offer promptly after receipt of the Prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of Old Non-Cash Pay Notes by causing DTC to transfer such Old Non-Cash Pay Notes into the exchange agent’s account at DTC in accordance with the relevant entity’s procedures for transfer. Although delivery of Old Non-Cash Pay Notes may be effected through book-entry transfer at DTC, an "agent’s message" (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Exchange Date, or the guaranteed delivery procedures described below must be complied with.

A Holder may tender Old Non-Cash Pay Notes that are held through DTC by transmitting its acceptance through DTC’s Automated Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an "agent’s message" to the exchange agent for its acceptance. The term “agent’s message” means a message transmitted by DTC to, and received by, the exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Old Non-Cash Pay Notes and that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and FFN and INI may enforce such agreement against such participant or, in the case of an agent's message relating to guaranteed delivery, that such participant has received and agrees to be bound by the notice of guaranteed delivery. Delivery of an agent’s message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 4 of this letter of transmittal are true and correct.

Holders who wish to tender their Old Non-Cash Pay Notes and (i) whose Old Non-Cash Pay Notes are not immediately available or (ii) who cannot deliver their Old Non-Cash Pay Notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the Exchange Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Old Non-Cash Pay Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC standard operating procedures; (ii) prior to the Exchange Date, the exchange agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Non-Cash Pay Notes, the certificate number(s) and the registered number(s) of such Old Non-Cash Pay Notes and the principal amount of Old Non-Cash Pay Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) NASDAQ Global Market trading days after the Exchange Date, this letter of transmittal (or copy thereof) together with the certificate(s) representing the Old Non-Cash Pay Notes (or a confirmation of electronic mail delivery or book- entry delivery into the exchange agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the exchange agent; and (iii) such properly completed and executed letter of transmittal (or copy thereof), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered Old Non-Cash Pay Notes in proper form for transfer or a confirmation of electronic mail delivery or book- entry delivery into the exchange agent’s account at DTC, must be received by the exchange agent within three (3) NASDAQ Global Market trading days after the Exchange Date, all as provided in the Prospectus under “The Exchange Offers — Guaranteed Delivery Procedures.” Any Holder of Old Non-Cash Pay Notes who wishes to tender his Old Non-Cash Pay Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Exchange Date. Upon request to the exchange agent, a notice of guaranteed delivery will be sent to Holders who wish to tender their Old Non-Cash Pay Notes according to the guaranteed delivery procedures set forth above.

FFN and INI will determine in their sole discretion all questions as to the validity, form, eligibility (including time of receipt) and acceptance and withdrawal of tendered Old Non-Cash Pay Notes. FFN's and INI’s determination will be final and binding. FFN and INI reserve the absolute right to reject any and all tenders of any particular Old Non-Cash Pay Notes not properly tendered or to not accept any particular Old Non-Cash Pay Notes which acceptance might, in FFN's and INI’s reasonable judgment or their counsel’s judgment, be unlawful or in violation of any applicable interpretation of the staff of the Securities and Exchange Commission. FFN and INI also reserve the absolute right to waive any defects or irregularities in the tender of Old Non-Cash Pay Notes either before or after the Exchange Date. FFN's and INI’s interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Non-Cash Pay Notes for exchange must be cured within such reasonable period of time as FFN and INI shall determine. Neither FFN, INI, the exchange agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Non-Cash Pay Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Non-Cash Pay Notes will not be considered to have been made until such defects or irregularities have been cured or waived. Any Old Non-Cash Pay Notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless otherwise provided in this letter of transmittal, promptly following the Exchange Date.

3.

Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of the Old Non-Cash Pay Notes should be listed on a separate signed schedule attached hereto.

4.

Tender by Holder. Except in limited circumstances, only a registered Holder of Old Non-Cash Pay Notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the Old Non-Cash Pay Notes may tender its Old Non-Cash Pay Notes in the exchange offer. Any beneficial owner of Old Non-Cash Pay Notes who is not the registered Holder and is not a DTC participant and who wishes to tender must, prior to completing and executing this letter of transmittal and delivering his, her or its Old Non-Cash Pay Notes, either make appropriate arrangements to register ownership of the Old Non-Cash Pay Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Non-Cash Pay Notes.

5.

Partial Tenders; Withdrawals. Tenders of Old Non-Cash Pay Notes will be accepted only in integral multiples of $1,000.00 principal amount or in integral multiples of $1.00 if in excess thereof. If less than the entire principal amount of any Old Non-Cash Pay Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the chart entitled “Description of Old Non-Cash Pay Notes.” The entire principal amount of Old Non-Cash Pay Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Non-Cash Pay Notes is not tendered, Old Non-Cash Pay Notes for the principal amount of Old Non-Cash Pay Notes not tendered or paid, as applicable, and a certificate or certificates representing New Non-Cash Pay Notes issued in exchange of any Old Non-Cash Pay Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal or unless tender is made through DTC promptly after the Old Non-Cash Pay Notes are accepted for exchange.

Except as otherwise provided herein, tenders of Old Non-Cash Pay Notes may be withdrawn at any time prior to the Exchange Date. To withdraw a tender of Old Non-Cash Pay Notes in the exchange offer, a written notice of withdrawal must be received by the exchange agent at its address set forth herein prior to the Exchange Date. Any such notice of withdrawal must: (1) specify the name of the person having deposited the Old Non-Cash Pay Notes to be withdrawn (the “Depositor”); (2) identify the Old Non-Cash Pay Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Non-Cash Pay Notes, or, in the case of Old Non-Cash Pay Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited) and include a statement that the holder is withdrawing its election to have such Notes exchanged; (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such Old Non-Cash Pay Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the Old Non-Cash Pay Notes register the transfer of such Old Non-Cash Pay Notes into the name of the person withdrawing the tender; and (4) specify the name in which any such Old Non-Cash Pay Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by FFN and INI, whose determination shall be final and binding on all parties. Any Old Non-Cash Pay Notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer and no New Non-Cash Pay Notes will be issued with respect thereto unless the Old Non-Cash Pay Notes so withdrawn are validly re-tendered. Any Old Non-Cash Pay Notes which have been tendered but which are not accepted for exchange by FFN and INI will be returned to the Holder thereof, without cost to such Holder, as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn Old Non-Cash Pay Notes may be re-tendered by following one of the procedures described in the Prospectus under “The Exchange Offers — Procedures for Tendering” at any time prior to the Exchange Date.

6.

Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) of the Old Non-Cash Pay Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Non-Cash Pay Notes without alteration, enlargement or any change whatsoever.

If any of the Old Non-Cash Pay Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of Old Non-Cash Pay Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of Old Non-Cash Pay Notes.

If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the Old Non-Cash Pay Notes) of Old Non-Cash Pay Notes tendered and the certificate(s) for New Non-Cash Pay Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Non-Cash Pay Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered unregistered note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Non-Cash Pay Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy hereof) is signed by a person other than the registered Holder(s) of Old Non-Cash Pay Notes listed therein, such Old Non-Cash Pay Notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the Old Non-Cash Pay Notes on behalf of the registered Holder, in either case signed by the registered Holder or Holders as it or they appear on the Old Non-Cash Pay Notes.

If this letter of transmittal (or a copy hereof) or any Old Non-Cash Pay Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by FFN and INI, evidence satisfactory to FFN and INI of their authority to so act must be submitted with this letter of transmittal.

Signature guarantees are not required if the Old Non-Cash Pay Notes are tendered by a registered Holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" included in this letter of transmittal.

Endorsements on Old Non-Cash Pay Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7.

Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Non-Cash Pay Notes or substitute Old Non-Cash Pay Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the Old Non-Cash Pay Notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8.

Transfer Taxes. FFN and INI will pay all transfer taxes, if any, applicable to the exchange of Old Non-Cash Pay Notes pursuant to the exchange offer. If, however, certificates representing New Non-Cash Pay Notes or Old Non-Cash Pay Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Non-Cash Pay Notes tendered hereby, or if tendered Old Non-Cash Pay Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Non-Cash Pay Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Old Non-Cash Pay Notes listed in this letter of transmittal.

9.

Waiver of Conditions. FFN and INI reserve the right, in their sole discretion, to amend, waive or modify specified conditions in the exchange offer as described in the Prospectus under “The Exchange Offers — Conditions to the Exchange Offers.”

10.

Mutilated, Lost, Stolen or Destroyed Old Non-Cash Pay Notes. Any tendering Holder whose Old Non-Cash Pay Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instruction.

11.

Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this letter of transmittal may be directed to the exchange agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

(DO NOT WRITE IN SPACE BELOW)

Certificate surrendered	Old Non-Cash Pay Notes tendered	Old Non-Cash Pay Notes accepted

Delivery Prepared by:___________	Checked by:___________	Date:___________

The exchange agent for the exchange offer is: U.S. Bank National Association

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery
(651) 495 -8158 Attn: Specialized Finance (FFN and INI Exchange Offers)	U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Specialized Finance	U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue 1st Floor - Bond Drop Window St. Paul, Minnesota 55107

For any questions regarding this letter of transmittal or for additional information, you may contact the exchange agent by telephone at (800) 934-6802.

All Old Non-Cash Pay Notes must be tendered by book-entry transfer in accordance with the standard operating procedures of DTC. Holders who wish to be eligible to receive New Non-Cash Pay Notes for their Old Non-Cash Pay Notes pursuant to the exchange offer must validly tender (and not withdraw) their Old Non-Cash Pay Notes to DTC prior to the Exchange Date or provide notice of guaranteed delivery to the exchange agent as described herein.